UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2015

Stanley Furniture Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 0-14938

Delaware	54-1272589
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 North Hamilton Street High Point, North Carolina	27260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 884-7701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Stanley Furniture Company, Inc. (the “Company”) was held on May 15, 2015.  The proposals listed below were submitted to a vote of stockholders and are described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 2, 2015.

1. Stockholders elected two directors for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2018.  The election was approved by the following votes:

Director	For	Withheld
Michael P. Haley	9,808,351	1,872,107
John D. “Ian” Lapey	10,713,679	966,779

2.  Stockholders approved, on an advisory basis, the Company’s executive compensation program for its named executive officers disclosed in the Proxy Statement. The proposal was approved by the following votes:

For	Against	Abstain
11,157,758	434,291	88,409

There were no broker non-votes with respect to any of the proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

   STANLEY FURNITURE COMPANY, INC.

Date: May 19, 2015

By:  /s/Anita W. Wimmer

      Anita W. Wimmer

     Vice President of Finance

       (Principal Financial Officer)